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                                                                    EXHIBIT 10.3


                       GE CAPITAL INTERCREDITOR AGREEMENT

      THIS AGREEMENT is made as of June 30, 2004, between GE CAPITAL FINANCE HOLDING COMPANY., a Nova Scotia unlimited liability company ("Canadian Agent"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("US Agent").

                                    RECITALS

      A. Pursuant to that certain Credit Agreement dated as March 30, 2004, by and among Dynamic Details, Incorporated ("Details"), Dynamic Details, Incorporated, Virginia, ("Virginia"), Dynamic Details Incorporated, Silicon Valley ("Valley"), and Laminate Technology Corp. ("Laminate")(Details, Virginia, Valley and Laminate are collectively referred to as "US Borrowers" and each individually as a "US Borrower"), the other credit parties signatory thereto ("US Credit Parties"), the lenders ("US Lenders") signatory thereto from time to time, and US Agent, as agent for US Lenders (as from time to time amended, restated, supplemented or otherwise modified, the "US Credit Agreement"), US Lenders have agreed to make loans and extend other financial accommodations to or for the benefit of US Borrowers.

      B. Pursuant to that certain Credit Agreement dated as of the date hereof by and among Dynamic Details Canada, Corp. ("Canada") and DDI Canada Acquisition Corp. ("DDi Canada") (Canada and DDi Canada are collectively referred to as "Canadian Borrowers" and each individually as a "Canadian Borrower"), the other credit parties signatory thereto ("Canadian Credit Parties"), the lenders ("Canadian Lenders") signatory thereto from time to time, and Canadian Agent, as agent for Canadian Lenders (as from time to time amended, restated, supplemented or otherwise modified, the "Canadian Credit Agreement"), Canadian Lenders have agreed to make loans and extend other financial accommodations to or for the benefit of Canadian Borrowers.

      C. Canadian Agent and US Agent desire to set forth their respective rights and priorities with respect to the Canadian Assets and the US Assets (as defined in SECTION 1) as herein provided.

                                    AGREEMENT

      FOR VALUE RECEIVED, the parties agree as follows:

1.    DEFINITIONS

      In this Agreement:

            "Agent" and "Agents" means, individually or collectively, as applicable the Canadian Agent and the US Agent.

            "Borrower" and "Borrowers" means individually or collectively, as applicable, Canadian Borrower and US Borrower.

            "Canadian Assets" means all of the present and after acquired real and personal property, assets and undertakings of Canadian Borrowers of whatever nature or kind and wherever situated, including all accounts, goods, chattel paper, contracts, documents of title (whether negotiable or not), fixtures, instruments, intangibles, money and securities now owned or hereafter owned or acquired by or on behalf of any Canadian Borrower and in and to all proceeds and renewals thereof, accretions thereto and substitutions therefor and all other Collateral (as defined in the Canadian Credit Agreement).

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            "Credit Agreement" means, as applicable, the Canadian Credit
Agreement or the US Credit Agreement.

            "Default" means any of the "Events of Default" specified in the Canadian Credit Agreement or the US Credit Agreement.

            "Demand" means any notification by either Agent to either Borrower:

                  (i) of a Default with respect to its respective Credit Agreement;

                  (ii) of a cancellation of a credit facility provided for in its respective Credit Agreement; or

                  (iii) that any of the Obligations (as such term is defined in the applicable Credit Agreement) are due and payable.

            "Insolvency Law" means any of the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada) and title 11 of the United States Code entitled "Bankruptcy" each as now and hereafter in effect, any successors to such statutes and any other applicable insolvency or other similar laws of any jurisdiction, including any law of any jurisdiction permitting a debtor to obtain a stay or a compromise of the claims of its creditors against it.

            "Lender" and "Lenders" means, individually or collectively, as applicable the Canadian Lenders and the US Lenders.

            "Obligations" means the Senior Canada Obligations, the Subordinate Canada Obligations, the Senior US Obligations and the Subordinate US Obligations.

            "Proceeds of Realization" means all proceeds and amounts recovered in respect of any of the collateral charged by the Security pursuant to (1) any enforcement or realization action or proceedings in respect of any Security, (2) any insurance policies or expropriation proceedings in respect of any of the collateral charged by the Security or (3) any bankruptcy, insolvency, liquidation, reorganization, receivership or similar proceeding relating to a Borrower.

            "Receiver" means any of an agent, trustee, interim receiver, receiver, manager, receiver-manager or receiver and manager.

            "Security" means the Senior Canada Security, the Subordinate Canada Security, the Senior US Security and the Subordinate US Security.

            "Senior Canada Obligations" means all present and future indebtedness, liabilities and obligations of Canadian Borrowers to Canadian Agent and Canadian Lenders, including all "Obligations" of Canadian Borrowers under and as defined in the Canadian Credit Agreement.

            "Senior Canada Security" means all security now or hereafter granted by Canadian Borrowers upon any of the Canadian Assets securing any of the Senior Canada Obligations, including pursuant to each of the "Collateral Documents," as such term is defined in the Canadian Credit Agreement.

            "Senior US Obligations" means all present and future indebtedness, liabilities and obligations of US Borrower to US Agent and US Lenders, including all "Obligations" of US Borrowers under and as defined in the US Credit Agreement.

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            "Senior US Security" means all security now or hereafter granted by
US Borrowers upon any of the US Assets securing any of the Senior US Obligations, including pursuant to each of the "Collateral Documents," as such term is defined in the US Credit Agreement. "Senior US Security" also includes the pledge by Details of a 65% ownership interest in its wholly-owned Subsidiary, DDi Acquisition Corp.

            "Subordinate Canada Obligations" means all present and future indebtedness, liabilities and obligations of Canadian Borrowers to US Agent and US Lenders, if any.

            "Subordinate Canada Security" means all security now or hereafter granted by any Canadian Borrower upon any of the Canadian Assets securing any of the Subordinate Canada Obligations; provided, that as of the date of this Agreement the parties acknowledge that no Subordinate Canada Security exists.

            "Subordinate US Obligations" means all present and future indebtedness, liabilities and obligations of US Borrowers to Canadian Agent and Canadian Lenders, including the obligations of US Borrowers to Canadian Agent and Canadian Lenders arising under the US Guaranty.

            "Subordinate US Security" means all security now or hereafter granted by US Borrowers upon any of the US Assets securing any of the Subordinate US Obligations.

            "US Assets" means all of the present and after acquired real and personal property, assets and undertakings of US Borrowers of whatever nature or kind and wherever situated, including all accounts, goods, chattel paper, contracts, documents of title (whether negotiable or not), fixtures, instruments, intangibles, money and securities now owned or hereafter owned or acquired by or on behalf of US Borrowers and in and to all proceeds and renewals thereof, accretions thereto and substitutions therefor and all other Collateral (as defined in the US Credit Agreement).

2.    PRIORITIES BETWEEN CANADIAN AGENT AND US AGENT

      2.1 Priorities with respect to Canadian Assets. As between the parties hereto, the Senior Canada Security and the Subordinate Canada Security (and the respective rights and remedies thereunder) shall rank and shall continue to rank in all respects in the following order of priority with respect to the Canadian
Assets:

            (a) FIRSTLY, the Senior Canada Security to the extent of the Senior Canada Obligations; and

            (b) SECONDLY, the Subordinate Canada Security to the extent of the Subordinate Canada Obligations.

As a result, any Proceeds of Realization derived from the Canadian Assets shall be applied first in satisfaction of the Senior Canada Obligations and second in satisfaction of the Subordinate Canada Obligations, if any.

      2.2 Priorities with respect to US Assets. As between the parties hereto, the Senior US Security and the Subordinate US Security (and the respective rights and remedies thereunder) shall rank and shall continue to rank in all respects in the following order of priority with respect to the US Assets:

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            (a)   FIRSTLY, the Senior US Security to the extent of the Senior US
Obligations; and

            (b) SECONDLY, the Subordinate US Security to the extent of the Subordinate US Obligations.

As a result, any Proceeds of Realization derived from the US Assets shall be applied first in satisfaction of the Senior US Obligations and second in satisfaction of the Subordinate US Obligations.

      2.3 Effect of Agreement. The priorities provided for in this Agreement shall apply notwithstanding:

            (a) the priorities otherwise accorded to the Security under applicable law;

            (b) the timing, order or manner of creation, grant, execution, delivery, attachment, registration, perfection or enforcement of the Security;

            (c) that any of the Security shall be defective, unperfected, void or unenforceable for any reason whatsoever;

            (d) the time of crystallization of any floating charge under the Security;

            (e)   the provisions of the Security;

            (f) any forbearance whatsoever, whether as to time, performance, or otherwise or by any release, discharge, loss or alteration in or dealing with all or any part of the Obligations or Security or any part thereof;

            (g) any failure or delay in giving any notice required under this Agreement;

            (h) any invalidity or unenforceability of, or any limitation on the liability of, a Borrower;

            (i) any defense, compensation, set-off or counterclaim that a Borrower may have or assert;

            (j) any dissolution, bankruptcy, receivership, winding-up, liquidation or other similar proceedings in respect of one or more of the Borrowers (whether voluntary or involuntary), any proposal or similar proceeding made or commenced by a Borrower under an Insolvency Law or any distribution of assets of one or more of the Borrowers among its or their creditors in any manner whatsoever and any sale of all or substantially all of the assets of one or more Borrowers;

            (k) the date of any advance or advances made to a Borrower by any Lender;

            (l)   any priority granted by any principle of law or any statute;
or

            (m)   any other matter whatsoever.

3.    ENFORCEMENT AND REALIZATION

      3.1 Notice of Default. So long as any of the Obligations remain outstanding, each Agent shall give to the other prompt notice in writing of:

            (a) any Default under its respective Credit Agreement or under the applicable Security, specifying in reasonable detail the nature of such Default; or

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            (b)   any Demand, concurrently with the making of such Demand, and enclosing with such notice a copy of the Demand.

Inadvertent failure by any Agent to give such notice, or any defect in the giving thereof, shall not prejudice the rights and remedies of such Agent under this Agreement, its respective Credit Agreement or the applicable Security.

      3.2 Appointment of Receiver and Delegation of Authority to Act. Should any Agent determine to make a Demand in accordance with its rights under its respective Credit Agreement or the applicable Security, such Agent will co-operate with the other Agent and, notwithstanding anything to the contrary contained herein, should an Agent wish to appoint a Receiver it shall first give 24 hours prior written notice to the other Agent. If a party to whom such notice is given wishes to join in the appointment of such Receiver, such Agent shall use its best efforts to agree on the appointee.

      3.3 Amounts Held in Trust. All payments or amounts (including any Proceeds of Realization) received by any Agent from or in connection with a Borrower (including from any third party on account of or otherwise for the benefit of such Borrower) shall be dealt with in such a way as to give effect to the provisions of this Agreement and the priorities created and established hereby. Any payments or amounts received by any Agent from a Borrower in breach of the provisions of this Agreement shall be received in trust for the other Agent and shall be paid over to the other Agent forthwith upon receipt by such Agent, but no such payment shall have the effect of reducing the Obligations until such payment has been received by the other Agent.

4.    CONSENTS TO LIENS

      Each of Canadian Agent and US Agent hereby consents to the liens and security interests in the Security held by the other party for the claims and with the priorities described in this Agreement and agrees that the grant or existence of such liens and security interests does not constitute a "default" or an "event of default" under its agreements with any of the Borrowers.

5.    POSSESSION OF DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER

      If and to the extent any party hereto (the "Possession Party") is in possession of any Security consisting of documents, instruments, securities or chattel paper, including certificates of stock, (collectively, "Collateral in Possession") in order to perfect a security interest therein, the Possession Party shall also hold such Collateral in Possession for the benefit of the other party for the purpose of perfecting such other party's security interest therein. The Possession Party shall have no duties or responsibilities to the other party with respect to, or arising from, the Possession Party's possession of such Collateral in Possession; provided, that (a) if the Possession Party is not the party entitled to the first ranking priority under the terms hereof with respect to such Collateral in Possession, the Possession Party shall deliver the Collateral in Possession to the other party and following such delivery, the other party shall be the "Possession Party" hereunder, and (b) after all of the applicable Borrower's obligations to the Possession Party have been fully and finally paid and all of the Possession Party's commitments to extend financing to such Borrower have terminated, the Possession Party shall deliver such documents, instruments and chattel paper to the other party to the extent such other party holds a security interest in such Security at that time.

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6.    ASSIGNMENTS

      6.1 Assignment. No Agent shall assign its rights hereunder or any of its rights or interests in any assets of any Borrower, including any security interests, any rights under any lease of property and any rights under any Security securing any Obligations, unless any assignee first agrees to be bound by the provisions of this Agreement in its place and stead as if such assignee were originally a party hereto.

      6.2 Binding Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

7.    MISCELLANEOUS

      7.1 Entire Agreement. This Agreement, including all documents contemplated hereby, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, undertakings, representations and understandings, including any correspondence between the parties hereto dated before the date of this Agreement.

      7.2 Relationship of Parties. The Obligations shall exist on a several basis only and nothing herein contained shall be deemed, interpreted or construed as creating between the Agents a partnership, joint venture or other joint association.

      7.3 Conflicts. In the event of a conflict between any term, condition or provision of this Agreement and those of the Canadian Credit Agreement or the US Credit Agreement, then as between the Agents the terms, conditions or provisions of this Agreement shall prevail; provided, that nothing in this Agreement shall relieve any Borrower of any of its obligations under any agreements it may be a party to with any Agent or any Lender.

      7.4 No Waiver. No waiver by any Agent or failure or delay in exercising on the part of any Agent of any right, power or remedy (whether in whole or in part) under this Agreement shall take effect or be binding upon such Agent unless in writing and signed by such Agent or shall limit or affect the rights of either of them with respect to any other right, power or remedy.

      7.5 Revival. Each Borrower agrees that, to the extent such Borrower makes a payment or payments to an Agent or Lender, which payment or payments or any parts thereof are subsequently invalidated, avoided, declared to be fraudulent or preferential, set aside or required to be repaid to a debtor in possession, a trustee, a receiver or any other party under any Insolvency Law or any other provincial, state or federal law, common law, or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as a part of the Obligations of such Borrower as if such payment had not been made and shall be subject in all respects to the subordination and other provisions in favor of both Agents hereunder. The termination under SECTION 7.11 shall not occur until any such revived Obligation shall be finally satisfied.

      7.6 Notices. Any notice, demand, request, consent, approval, declaration or other communication hereunder shall or may be given in accordance with the Canadian Credit Agreement, if to any Canadian Borrower or Canadian Agent, or the US Credit Agreement, if to any US Borrower or US Agent.

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      7.7   Severability. If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, the illegality, invalidity or unenforceability of that provision will not affect:

            (a) the legality, validity or enforceability of the remaining provisions of this Agreement; or

            (b) the legality, validity or enforceability of that provision in any other jurisdiction.

      7.8 Further Assurances. Each party to this Agreement shall perform, execute, deliver and do all acts, deeds and documents as may be reasonably necessary from time to time to give full effect to the terms and intent of this Agreement.

      7.9 Governing Law. In all respects, including all matters of construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such State.

      7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered is an original and all of which taken together constitute one and the same instrument.

      7.11 Termination. This Agreement shall terminate when each of the Canadian Credit Agreement and the US Credit Agreement have been terminated and all Obligations have been paid and satisfied in full.

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      IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the date first written above.

"US AGENT"                                   "CANADIAN AGENT"

GENERAL ELECTRIC CAPITAL CORPORATION         GE CANADA FINANCE HOLDING COMPANY

By: /s/ E. J. HESS                           By: /s/ STEPHEN B. SMITH
   ---------------------------                   -------------------------------
    E. J. Hess                               Name: Stephen B. Smith
    Duly Authorized Signatory                Title: President

                                 ACKNOWLEDGEMENT

Each of the undersigned hereby acknowledges that it has received a copy of the foregoing GE Capital Intercreditor Agreement and consents thereto, and agrees to recognize all rights granted thereby to the parties thereto, and will do no act or perform no obligation that is not in accordance with the agreements set forth in such GE Capital Intercreditor Agreement as in effect from time to time.

DYNAMIC DETAILS, INCORPORATED                DYNAMIC DETAILS, INCORPORATED,
                                             VIRGINIA

By: /s/ TIMOTHY DONNELLY                     By: /s/ TIMOTHY DONNELLY
    -------------------------------              -------------------------------
    Timothy Donnelly                             Timothy Donnelly
    Vice President and Secretary                  Vice President and Secretary

DYNAMIC DETAILS INCORPORATED,                LAMINATE TECHNOLOGY CORP.
SILICON VALLEY

By: /s/ TIMOTHY DONNELLY                     By: /s/ TIMOTHY DONNELLY
    -------------------------------              -------------------------------
     Timothy Donnelly                              Timothy Donnelly
     Vice President and Secretary                  Vice President and Secretary

DDI CANADA ACQUISITION CORP.                 DYNAMIC DETAILS CANADA, CORP.

By: /s/ TIMOTHY DONNELLY                     By: /s/ TIMOTHY DONNELLY
    -------------------------------              -------------------------------
     Timothy Donnelly                              Timothy Donnelly
     Vice President and Secretary                  Vice President and Secretary

                                                         INTERCREDITOR AGREEMENT